SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  January 7, 2004
(Date of earliest event reported)

Commission File No.:  333-102644



                       GE Commercial Mortgage Corporation
             (Exact name of registrant as specified in its charter)
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          Delaware                                       02-0666931
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
     of Incorporation)



292 Long Ridge Road, Stamford, Connecticut                 06927
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 (Address of Principal Executive Office)                (Zip Code)



                                 (203) 357-4000
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              (Registrant's telephone number, including area code)



ITEM 5.     Other Events.
            ------------

            Attached to this Current Report as Exhibit 99.1 and Exhibit 99.2 are certain term sheets (the "Structural/Collateral Term Sheet" and the "Structural Term Sheet," respectively) and as Exhibit 99.3 and Exhibit 99.4 are certain term sheets (collectively, the "Collateral Term Sheets"), each furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2004-C1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-102644) (the "Registration Statement"). The Registrant hereby incorporates the Structural/Collateral Term Sheet, the Structural Term Sheet and the Collateral Term Sheets by reference in the Registration Statement.

            The Structural/Collateral Term Sheet, the Structural Term Sheet and the Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Structural/Collateral Term Sheet, the Structural Term Sheet or the Collateral Term Sheets.

            Any statement or information contained in the Structural/Collateral Term Sheet, the Structural Term Sheet or the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

      99.1                                 Structural/Collateral Term Sheet

      99.2                                       Structural Term Sheet

      99.3                                       Collateral Term Sheet

      99.4                                       Collateral Term Sheet

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       GE COMMERCIAL MORTGAGE CORPORATION




                                          By: /s/ Daniel Vinson
                                              ----------------------------------
                                              Name:  Daniel Vinson
                                              Title: Authorized Signatory


Date: January 7, 2004

                                INDEX TO EXHIBITS
                                -----------------



                                                                Paper (P) or
Exhibit No.            Description                              Electronic (E)
-----------            -----------                              --------------

   99.1                Structural/Collateral Term Sheet               E


   99.2                Structural Term Sheet                          E


   99.3                Collateral Term Sheet                          E


   99.4                Collateral Term Sheet                          E